                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                 _____________


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                  June 28, 1994
                -----------------------------------------------
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                         National Education Corporation
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)





         Delaware                       1-6981                  95-2774428
- - ----------------------------         ------------           -------------------
(STATE OR OTHER JURISDICTION         (COMMISSION              (IRS EMPLOYER
      OF INCORPORATION)              FILE NUMBER)           IDENTIFICATION NO.)





       18400 Von Karman Avenue, Irvine, California               92715
       -------------------------------------------            ----------
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)



                                (714) 474-9400
               --------------------------------------------------
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE





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                        Exhibit Index appears on Page 2


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Item 5.  Other Events.

         Attached hereto as Exhibit 99.1 is a copy of National Education Corporation's (the "Company") News Release issued June 28, 1994, announcing the Company's plans to discontinue the operations of its National Education Centers subsidiary.

Item 7.  Financial Statements and Exhibits.

         (a)     Financial Statements of Businesses Acquired.

                 Not applicable.

         (b)     Pro Forma Financial Information.

                 Not applicable.

         (c)     Exhibits.

         Exhibit
         Number           Description                                Page
         ----------------------------------------------------------------
         99.1             National Education Corporation               3
                          News Release dated June 28, 1994



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NATIONAL EDUCATION CORPORATION



                                        By:  /s/   PHILIP C. MAYNARD
                                            -------------------------------
                                            Philip C. Maynard
                                            Vice President, General Counsel
                                            and Secretary


Date:  July 7, 1994





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